Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I and Class Z
September 28, 2019
STATEMENT OF ADDITIONAL INFORMATION

Maurice Fitzmaurice has replaced John Dowd as the portfolio manager of Fidelity Advisor® Energy Fund.

The following information replaces similar information for Fidelity Advisor® Energy Fund found in the “Management Contracts” section.

The following table provides information relating to other accounts managed by Mr. Fitzmaurice as of January 31, 2020:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$1,633	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Energy Fund ($487 (in millions) assets managed).

As of January 31, 2020, the dollar range of shares of Fidelity Advisor® Energy Fund beneficially owned by Mr. Fitzmaurice was $100,001 - $500,000.

AFOC-AFOCIB-20-01 1.480127.150	April 3, 2020